May 14, 2019

DBX ETF TRUST

Xtrackers Russell 1000 US QARP ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, each dated December 28, 2018, and as each may be supplemented from time to time

Effective May 14, 2019, the Fund will be renamed as follows:

Xtrackers Russell 1000 US Quality at a Reasonable Price ETF

Please retain this supplement for future reference.